EXHIBIT 21.1


                              LIST OF SUBSIDIARIES


GREKA Energy Corporation, a Colorado Corporation                6/27/88

Greka AM, Inc., a Colorado Corporation                          9/30/99
(wholly owned subsidiary of GREKA)

Greka Integrated, Inc, a Colorado Corporation                   3/23/99
(wholly owned subsidiary of GREKA)

Santa Maria Refining Company, a California                      8/23/93
Corporation (wholly owned subsidiary of GREKA
Integrated, Inc.)

Greka Realty, Inc., a California Corporation                    8/3/94
(wholly owned subsidiary of GREKA Integrated, Inc.)

Greka SMV, Inc, a Colorado Corporation                          10/9/97
(wholly owned subsidiary of GREKA
Integrated, Inc.)

Greka CA, Inc., a Colorado corporation                          2/14/02
(wholly owned subsidiary of GREKA)

Windsor Energy US Corporation, a Delaware corporation           3/24/95
(wholly owned subsidiary of GREKA)

Rincon Island Limited Partnership, a Texas                      9/7/95
limited partnership (wholly owned by Greka CA, Inc.
and Windsor Energy US Corporation)

Calox, Inc., an Indiana Corporation                             6/10/92
(wholly owned subsidiary of GREKA)

Grecogas Limited, a Cayman Islands Corporation                  6/19/97
(wholly owned subsidiary of Greka)

Greka Energy (International) B.V., a Dutch Corporation          3/22/01
(wholly owned subsidiary of Grecogas Limited)

Greka Jatiluhur Limited, a Cayman Islands Corporation           6/19/97
(wholly owned subsidiary of Greka)

Greka Energy (Colombia) B.V., a Dutch Corporation               6/21/00
(wholly owned subsidiary of Greka)

Saba Petroleum Company, a Delaware Corporation                  3/16/79
(wholly owned subsidiary of GREKA)

Saba Petroleum Inc, a California Corporation                    2/3/92
(wholly owned subsidiary of Saba Petroleum Company)

Saba Exploration Company, a California Corporation              5/4/95
(wholly owned subsidiary of Saba Petroleum Company)

Saba International Limited, a Delaware Corporation              1/2/96
(wholly owned subsidiary of Saba Petroleum Company)

Saba Petroleum of Michigan, Inc, a Michigan Corporation         11/4/92
(wholly owned subsidiary of Saba Petroleum Company)

Saba Energy of Texas, Inc, a Texas Corporation                  6/3/88
(wholly owned subsidiary of Saba Petroleum Company)